UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FIFTH THIRD BANCORP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT ANNUAL SHAREHOLDERS’ MEETING

INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice & Admission Ticket	123456	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for the

Fifth Third Bancorp Meeting to be Held on April 15, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/FITB

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/FITB.

Step 2: Click the Cast your Vote or Request Printed Materials section.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 5, 2008 to facilitate timely delivery.

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Shareholder Meeting Notice & Admission Ticket

You are cordially invited to attend the Annual Meeting of the Shareholders of Fifth Third Bancorp to be held at the Junior Ballroom, located on third floor of the Duke Energy Center at 525 Elm Street, Cincinnati, Ohio on Tuesday, April 15, 2008 at 11:30 a.m. for the purposes of considering and acting upon the following:

The Board of Directors recommends that you vote FOR the following proposals:

(1)	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2009.

(2)	The proposal described in the proxy statement to amend Article Fourth of the Amended Articles of Incorporation to increase the authorized number of shares of Common Stock, without par value, from 1,300,000,000 shares to 2,000,000,000 shares.

(3)	The proposal described in the proxy statement to approve the Fifth Third Bancorp 2008 Incentive Compensation Plan, including the issuance of up to 33,000,000 shares of common stock thereunder.

(4)	The proposal described in the proxy statement to amend Article II, Section 1 of the Code of Regulations, as amended, to amend the provisions for fixing the date of the annual meeting of stockholders.

(5)	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the year 2008.

The Board of Directors recommends that you vote AGAINST the following proposals:

(6)	Shareholder proposal to request the Board of Directors to immediately engage the services of an investment banking firm to actively seek a sale or merger of the Company on terms that will maximize share value for the shareholders.

Please note: This is not a proxy. To vote your shares you must vote online or request a set of proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you.

Shareholders of record at the close of business on February 29, 2008 will be entitled to vote at the Annual Meeting.

If you plan to attend the Annual Meeting:

Please note that space limitations make it necessary to limit attendance only to shareholders of the Company and the holders of shareholder proxies. Admission to the Annual Meeting will be on a first-come, first-served basis and will require presentation of a valid driver’s license or other federal or state issued photo identification card. Shareholders of record should bring the admission ticket attached to their notice or proxy card in order to be admitted to the meeting. “Street name” shareholders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date in order to be admitted to the meeting. Registration and seating will begin at approximately 11:00 a.m. Communication and recording devices will not be permitted at the Annual Meeting. A copy of the regulations for conduct at the Annual Meeting is attached as Annex 4 to the proxy statement.

2008 Annual Meeting of Fifth Third Bancorp Stockholders

Duke Energy Center, Junior Ballroom

525 Elm Street, Cincinnati, Ohio, at 11:30 a.m., E.D.S.T., April 15, 2008.

Upon arrival, please present this admission ticket and photo identification at the registration desk.

If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting. This ticket is valid to admit the shareholder(s) and one guest to the 2008 Annual Meeting.

The annual meeting of shareholders will be held at the following address: Duke Energy Center, Junior Ballroom, 525 Elm Street, Cincinnati, Ohio, at 11:30 a.m., E.D.S.T., April 15, 2008. You must present this ticket to gain admission to the meeting. You should send in your proxy or vote electronically even if you plan to attend the meeting.

Here’s how to order a paper copy of the proxy materials:

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

g    Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.

g    Internet – Go to www.investorvote.com/FITB. Follow the instructions to log in and order a set of proxy materials.

g    Email – Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the three numbers located in the shaded bar on the reverse to investorvote@computershare.com.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April, 5, 2008.

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Printed on recycled paper